UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

150 E. Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Named Executive Officer.  On January 31, 2019, Hassan R. Baqar, Vice President of Finance and a named executive officer of Kingsway Financial Services Inc. (the “Company”), terminated employment with the Company.
Employment Separation Agreement and Release. The Company entered into an Employment Separation Agreement and Release (the “Separation Agreement”), dated January 31, 2019, with Mr. Baqar.  Pursuant to the Separation Agreement, Mr. Baqar received a lump sum payment of $240,000, less applicable taxes and deductions, and became fully vested in 115,500 restricted shares of the Company’s common stock.
Advisor Agreement. Mr. Baqar will provide consulting and transition support as an advisor pursuant to the terms of an Advisor Agreement (the “Advisor Agreement”), dated January 31, 2019, through the twelve (12) month anniversary of the Advisor Agreement. In accordance with the Advisor Agreement, Mr. Baqar will receive a monthly payment of $3,333.33.
The foregoing descriptions of the Separation Agreement and Advisor Agreement are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Employment Separation Agreement and Release, dated January 31, 2019, between Kingsway America Inc. and Hassan R. Baqar
10.2	Advisor Agreement, dated January 31, 2019, between Kingsway America Inc. and Sequoia Financial LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

February 14, 2019	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Employment Separation Agreement and Release, dated January 31, 2019, between Kingsway America Inc. and Hassan R. Baqar
10.2	Advisor Agreement, dated January 31, 2019, between Kingsway America Inc. and Sequoia Financial LLC